--------------------------------------------------------------------------------



                      The Sentinel Variable Products Trust

                        Supplement dated October 28, 2005
                       to the Prospectus dated May 2, 2005

GROWTH INDEX FUND

Standard and Poor's has advised that effective December 16, 2005, the S&P 500/BARRA Growth Index will be succeeded by the S&P 500/Citigroup Growth Index, which will have risk-return and constituent characteristics similar to those of the S&P 500/BARRA Growth Index, but is expected to have lower turnover. In addition, the S&P 500/Citigroup Growth Index will measure style across seven different growth factors and acknowledge that some companies exhibit neither strong growth nor value attributes, whereas the S&P 500/BARRA Growth Index identifies growth stocks based on price-to-book ratios and only identifies stocks as pure growth. Also, the S&P 500/Citigroup Growth Index will be rebalanced once per year, while the S&P 500/BARRA Growth Index is rebalanced twice a year.

The portfolio turnover of the Fund impacted by this transition will depend on the exact composition of the indices on December 16, 2005. We expect that there will be significant one-time turnover as a result of this transition.

PORTFOLIO MANAGERS

Effective June 30, 2005, Betsy Pecor will co-manage the Small Company Fund. Ms. Pecor has been associated with NL Capital Management, Inc. or an affiliate since 2000. Ms. Pecor has earned the right to use the Chartered Financial Analyst designation.

DETAILS ABOUT THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED RISKS

The following sentence is added to the "Mortgage-Backed Securities Risk" paragraph beginning on page 15 of the prospectus:

     Economic, business, or political developments may affect the ability of government-sponsored guarantors to repay principal and to make interest payments on the securities in which the fixed-income portion of the Balanced Fund and the Bond Fund invest.







--------------------------------------------------------------------------------